Loans from a Third Party	12 Months Ended
Dec. 31, 2022
Loans from a Third Party [Abstract]
LOANS FROM A THIRD PARTY

10. LOANS FROM A THIRD PARTY

As of December 31, 2022, loans from a third party consisted of the principal and legal fees for the loans from Tianjin Yizhong Jinshajiang Equity Investment Fund Partnership (“Yizhong”). In 2016 and 2017, Tianqi Group entered into two convertible debt agreements with Yizhong. According to the agreements, Yizhong provided loans of $18.0 million (RMB115.0 million) to the Group. The interest rate for the loans were 8% interest rate per annum, and Yizhong could convert the principal without accrued interest into equity interest of Tianqi Group within one year from the date of signing the agreements. Yizhong didn’t exercise the conversion right in 2017 and 2018, and the Group should repay the principal and the accrued interests to Yizhong. In 2021, Yizhong filed against the Group to claim for the repayment of the accrued interests, legal fees and other fees related to the lawsuit.

In 2022, Yizhong and the Group reached an instalment plan which allowed the Group to repay through August 2022 to December 2023. The Group accounted for the instalment plan as a trouble debt restructuring involving a modification of debt terms. The difference of $0.7 million (RMB 4.4 million) between the carrying value and the future undiscounted cash flow under the instalment plan was recognized in earnings.

Tianqi Group executed the instalment plan and repaid the accrued interests and part of the legal fees in the amount of $6.1 million (RMB 41.4 million) in 2022.